                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) FEBRUARY 24, 2006


                               EMRISE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                                                 77-0226211
         --------                                                 ----------
(State or other jurisdiction                                    (IRS Employer
     of incorporation)                                       Identification No.)

                                    001-10346
                                    ---------
                                   (Commission
                                  File Number)


        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (909) 987-9220

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         EXECUTIVE EMPLOYMENT AGREEMENT DATED EFFECTIVE AS OF JANUARY 1, 2006 BETWEEN EMRISE CORPORATION AND CARMINE T. OLIVA

         On February 24, 2006, we entered into an employment agreement with Carmine T. Oliva, our Chairman of the Board, President and Chief Executive Officer. The agreement is effective as of January 1, 2006 and ends on January 1, 2011. This agreement provides for an initial base salary during the first 12-month period that the agreement is in effect of $350,000 per year and states that Mr. Oliva is eligible to receive merit or promotional increases and bonuses at the discretion of our compensation committee and to participate in other benefit and incentive programs we may offer.

         If we terminate Mr. Oliva's employment "for due cause" or due to Mr. Oliva's breach of the agreement by refusing to continue his employment, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of termination, other than (i) those benefits that are provided by retirement and benefit plans and programs specifically adopted and approved by us for Mr. Oliva that are earned and vested by the date of termination; (ii) Mr. Oliva's pro rata annual salary through the date of termination; (iii) any stock options which have vested as of the date of termination pursuant to the terms of the agreement granting the options; and (iv) accrued vacation as required by California law.

         If we terminate Mr. Oliva's employment without due cause, we must provide Mr. Oliva with a written notice of termination and his employment shall terminate immediately upon notice. Mr. Oliva may terminate the agreement at any time for good reason within 30 days after Mr. Oliva learns of the event or condition constituting "good reason." If termination without due cause by us or for good reason by Mr. Oliva occurs prior to the expiration of the agreement on January 1, 2011, Mr. Oliva will be entitled to (i) his salary in effect as of the date of termination through the end of the month during which the termination occurs plus credit for any vacation earned but not taken; (ii) a severance payment in an amount equal to three times his then current annual salary, net of all then applicable federal, state and local taxes; (iii) a prorated incentive bonus if any, for the fiscal year during which termination occurs; and (iv) all medical and life insurance benefits to which Mr. Oliva was entitled immediately prior to the date of termination (or at the election of Mr. Oliva in the event of a change in control, immediately prior to the date of the change in control) for a period of three years or the date or dates that Mr. Oliva's continued participation in our medical and/or life insurance plans is not possible under the plans, whichever is earlier. If our medical and/or life insurance plans do not allow Mr. Oliva's continued participation in the plan or plans, then we will pay to Mr. Oliva, in monthly installments, the monthly premium or premiums which had been payable by us covering the period stated in the foregoing subsection (iv).

         If Mr. Oliva is incapacitated by accident, sickness or otherwise so as to render him mentally or physically incapable of performing the services required under the agreement for a period of 240 consecutive days, and the incapacity is confirmed by the written opinion of two practicing medical doctors, we may terminate Mr. Oliva's employment under the agreement upon giving Mr. Oliva or his legal representative written notice at least 30 days prior to the termination date. In the event of Mr. Oliva's death, the agreement will terminate immediately.

         If Mr. Oliva's employment is terminated due to incapacity or by death, Mr. Oliva or his estate or legal representative will be entitled to receive (i) those benefits that are provided by retirement and benefits plans and programs specifically adopted and approved by us for Mr. Oliva that are earned and vested at the date of termination, (ii) a prorated incentive bonus for the fiscal year in which incapacity or death occurs, and (iii) Mr. Oliva's annual salary then in effect for one year following the date of termination, offset, however, by any payments received by Mr. Oliva as a result of any disability insurance maintained by us for Mr. Oliva's benefit.

         The agreement contains non-competition provisions that prohibit Mr. Oliva from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Oliva of our confidential information and assign ownership to us of inventions created by Mr. Oliva in connection with his employment.

         The term "for due cause" is defined in the agreement as (i) any intentional misapplication by Mr. Oliva of our funds or other material assets, or any other act of dishonesty injurious to EMRISE Corporation committed by Mr. Oliva; or (ii) Mr. Oliva's conviction of a felony or a crime involving moral turpitude; or (iii) Mr. Oliva's use or possession of any controlled substance or chronic abuse of alcoholic beverages, which use or possession the board reasonably determines renders Mr. Oliva unfit to serve in his capacity as a senior executive of EMRISE Corporation; or (iv) Mr. Oliva's breach, nonperformance or nonobservance of any of the terms of the agreement, including but not limited to Mr. Oliva's failure to adequately perform his duties or comply with the reasonable directions of the board. Notwithstanding anything in the foregoing subsections (iii) or (iv) to the contrary, we will not terminate Mr. Oliva unless the Board of Directors first provides Mr. Oliva with a written memorandum describing in detail how his performance under the agreement is not satisfactory and Mr. Oliva is given a reasonable period of time (not less than 90 days) to remedy the unsatisfactory performance related by the board to Mr. Oliva in that memorandum. A determination of whether Mr. Oliva has satisfactorily remedied the unsatisfactory performance shall be promptly made by a majority of the disinterested directors of the board at the end of the period provided to Mr. Oliva for remedy and their determination shall be final.

         The term "for good reason" is defined in the agreement as any of the following which occur without Mr. Oliva's written consent: (i) the assignment of duties by the board which is inconsistent with Mr. Oliva's position, duties, responsibilities or status with EMRISE Corporation; a substantial change in Mr. Oliva's title or offices; any removal of Mr. Oliva from or any failure to reelect Mr. Oliva to any of his positions as an officer, except in connection with the termination of his employment for disability, retirement, death or by Mr. Oliva for good reason; or (ii) a purported reduction by us in Mr. Oliva's base salary to an amount less than the greater of (a) the base salary as in effect on the date of the agreement or (b) 10% below the base salary in effect at the time of the purported reduction; or (iii) our failure to continue in effect any benefits required under the agreement; or (iv) our failure to obtain the assumption of the agreement by any successor or assign of EMRISE Corporation; or (v) Mr. Oliva failure to comply with any material provision of the agreement which has not been cured within 30 days after notice of noncompliance has been given by Mr. Oliva to EMRISE Corporation or if the failure is not capable of being cured in that time, a cure shall not have been diligently initiated by us within the 30 day period; or (vi) a material reduction in the highest level of support services and staff, office space and accouterments available to Mr. Oliva during the term of the agreement and that which is necessary to perform any additional duties assigned to Mr. Oliva thereafter, which reduction is not generally effective for all officers employed by us; or (vii) if we avail ourselves of, or we are subjected by any third party to, a proceeding in bankruptcy in which we are the named debtor, an assignment by us for the benefit of our creditors, the appointment of a receiver for EMRISE Corporation, or any other proceeding involving insolvency or the protection of or from creditors and the proceeding has not been discharged or terminated within 90 days.

         As used in the agreement, a "change in control" is deemed to have occurred if (i) there shall be consummated any consolidation or merger of EMRISE Corporation in which we are not the continuing or surviving corporation or pursuant to which all or substantially all of the shares of our common stock would be converted into cash, securities or other property, other than a merger of EMRISE Corporation in which the holders of our common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (ii) there shall be consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of EMRISE Corporation; (iii) the stockholders of EMRISE Corporation approve any plan or proposal for the liquidation or dissolution of EMRISE Corporation; (iv) any "person" (as such term is used in Sections 13(d) and 14(d) (2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than "persons" who are stockholders of EMRISE Corporation on the date of the employment agreement, becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of EMRISE Corporation's outstanding common stock after the date hereof; (v) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by EMRISE Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (vi) there shall be any change of control of a nature required to be reported in response to Item 6 (e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act or any successor regulation of substantially similar import, regardless of whether we are subject to such reporting requirement.

         EXECUTIVE EMPLOYMENT AGREEMENT DATED EFFECTIVE AS OF JANUARY 1, 2006 BETWEEN EMRISE CORPORATION AND RANDOLPH D. FOOTE

         On February 24, 2006, we entered into an employment agreement with Randolph D. Foote, our Senior Vice President, Chief Financial Officer and Secretary. The agreement is effective as of January 1, 2006 and ends on January 1, 2008. This agreement provides for an initial base salary during the first 12-month period that the agreement is in effect of $175,000 per year and states that Mr. Foote is eligible to receive merit or promotional increases and bonuses at the discretion of our compensation committee and to participate in other benefit and incentive programs we may offer.

         If we terminate Mr. Foote's employment "for due cause" or due to Mr. Foote's breach of the agreement by refusing to continue his employment, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of termination, other than (i) those benefits that are provided by retirement and benefit plans and programs specifically adopted and approved by us for Mr. Foote that are earned and vested by the date of termination; (ii) Mr. Foote's pro rata annual salary through the date of termination; (iii) any stock options which have vested as of the date of termination pursuant to the terms of the agreement granting the options; and (iv) accrued vacation as required by California law.

         If we terminate Mr. Foote's employment without due cause, we must provide Mr. Foote with a written notice of termination and his employment shall terminate immediately upon notice. Mr. Foote may terminate the agreement at any time for good reason within 30 days after Mr. Foote learns of the event or condition constituting "good reason." If termination without due cause by us or for good reason by Mr. Foote occurs prior to the expiration of the agreement on January 1, 2008, Mr. Foote will be entitled to (i) his salary in effect as of the date of termination through the end of the month during which the termination occurs plus credit for any vacation earned but not taken; (ii) a severance payment in an amount equal to one and one-half times his then current annual salary, net of all then applicable federal, state and local taxes; (iii) a prorated incentive bonus if any, for the fiscal year during which termination occurs; and (iv) all medical and life insurance benefits to which Mr. Foote was entitled immediately prior to the date of termination (or at the election of Mr. Foote in the event of a change in control, immediately prior to the date of the change in control) for a period of 18 months or the date or dates that Mr. Foote's continued participation in our medical and/or life insurance plans is not possible under the plans, whichever is earlier. If our medical and/or life insurance plans do not allow Mr. Foote's continued participation in the plan or plans, then we will pay to Mr. Foote, in monthly installments, the monthly premium or premiums which had been payable by us covering the period stated in the foregoing subsection (iv).

         If Mr. Foote is incapacitated by accident, sickness or otherwise so as to render him mentally or physically incapable of performing the services required under the agreement for a period of 180 consecutive days, and the incapacity is confirmed by the written opinion of two practicing medical doctors, we may terminate Mr. Foote's employment under the agreement upon giving Mr. Foote or his legal representative written notice at least 30 days prior to the termination date. In the event of Mr. Foote's death, the agreement will terminate immediately.

         If Mr. Foote's employment is terminated due to incapacity or by death, Mr. Foote or his estate or legal representative will be entitled to receive (i) those benefits that are provided by retirement and benefits plans and programs specifically adopted and approved by us for Mr. Foote that are earned and vested at the date of termination, (ii) a prorated incentive bonus for the fiscal year in which incapacity or death occurs, and (iii) Mr. Foote's annual salary then in effect for one year following the date of termination, offset, however, by any payments received by Mr. Foote as a result of any disability insurance maintained by us for Mr. Foote's benefit.

         The agreement contains non-competition provisions that prohibit Mr. Foote from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Foote of our confidential information and assign ownership to us of inventions created by Mr. Foote in connection with his employment.

         The terms "for due cause," "good reason" and "change in control" have the same meanings as in Mr. Oliva's employment agreement described above.

         EXECUTIVE EMPLOYMENT AGREEMENT DATED EFFECTIVE AS OF JANUARY 1, 2006 BETWEEN EMRISE CORPORATION AND GRAHAM JEFFERIES

         On February 24, 2006, we entered into an employment agreement with Graham Jefferies, our Executive Vice President and Chief Operating Officer. The agreement is effective as of January 1, 2006 and ends on January 1, 2009. This agreement provides for an initial base salary of (pound)152,800 per year during the first 12-month period that the agreement is in effect to be paid by our subsidiary, EMRISE Electronics, Ltd., and states that Mr. Jefferies is eligible to receive merit or promotional increases and bonuses at the discretion of our compensation committee and to participate in other benefit and incentive programs we may offer.

         If we terminate Mr. Jefferies' employment "for due cause" or due to Mr. Jefferies' breach of the agreement by refusing to continue his employment, our obligation to pay any further compensation, severance allowance, or other amounts payable under the agreement terminates on the date of termination, other than (i) those benefits that are provided by retirement and benefit plans and programs specifically adopted and approved by us for Mr. Jefferies that are earned and vested by the date of termination; (ii) Mr. Jefferies' pro rata annual salary through the date of termination; (iii) any stock options which have vested as of the date of termination pursuant to the terms of the agreement granting the options; and (iv) accrued vacation as required by applicable law.

         If we terminate Mr. Jefferies' employment without due cause, we must provide Mr. Jefferies with a written notice of termination and his employment shall terminate immediately upon notice. Mr. Jefferies may terminate the agreement at any time for good reason within 30 days after Mr. Jefferies learns of the event or condition constituting "good reason." If termination without due cause by us or for good reason by Mr. Jefferies occurs prior to the expiration of the agreement on January 1, 2009, Mr. Jefferies will be entitled to (i) his salary in effect as of the date of termination through the end of the month during which the termination occurs plus credit for any vacation earned but not taken; (ii) a severance payment in an amount equal to two times his then current annual salary, net of all then applicable taxes; (iii) a prorated incentive bonus if any, for the fiscal year during which termination occurs; and (iv) all medical and life insurance benefits to which Mr. Jefferies was entitled immediately prior to the date of termination (or at the election of Mr. Jefferies in the event of a change in control, immediately prior to the date of the change in control) for a period of two years or the date or dates that Mr. Jefferies' continued participation in our medical and/or life insurance plans is not possible under the plans, whichever is earlier. If our medical and/or life insurance plans do not allow Mr. Jefferies' continued participation in the plan or plans, then we will pay to Mr. Jefferies, in monthly installments, the monthly premium or premiums which had been payable by us covering the period stated in the foregoing subsection (iv).

         If Mr. Jefferies is incapacitated by accident, sickness or otherwise so as to render him mentally or physically incapable of performing the services required under the agreement for a period of 180 consecutive days, the agreement will terminate; provided, however, that Mr. Jefferies will remain an employee of EMRISE Electronics, Ltd. and shall be entitled to remuneration in an amount equal to the amount paid under EMRISE Electronics, Ltd.'s permanent health scheme, subject to the paragraph immediately below. In the event of Mr. Jefferies' death, the agreement will terminate immediately.

         If Mr. Jefferies' employment is terminated due to incapacity or by death, Mr. Jefferies or his estate or legal representative will be entitled to receive (i) those benefits that are provided by retirement and benefits plans and programs specifically adopted and approved by us for Mr. Jefferies that are earned and vested at the date of termination, (ii) a prorated incentive bonus for the fiscal year in which incapacity or death occurs, and (iii) Mr. Jefferies' annual salary then in effect for one year following the date of termination, offset, however, by any payments received by Mr. Jefferies as a result of any permanent insurance scheme maintained by us for Mr. Jefferies' benefit.

         The agreement contains non-competition provisions that prohibit Mr. Jefferies from engaging or participating in a competitive business or soliciting our customer or employees during his employment with us and for two years afterward. The agreement also contains provisions that restrict disclosure by Mr. Jefferies of our confidential information and assign ownership to us of inventions created by Mr. Jefferies in connection with his employment.

         The terms "for due cause," "good reason" and "change in control" have the same meanings as in Mr. Oliva's employment agreement described above.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective March 1, 2006, our Board of Directors, by action taken by unanimous written consent, appointed Richard E. Mahmarian to serve as a Class III director. Mr. Mahmarian's term as a Class III director will expire at our 2008 annual meeting of stockholders or until he is succeeded by another qualified director who has been duly elected. The Board of Directors also appointed Mr. Mahmarian as a member of our audit committee effective as of March 1, 2006.

         There are no arrangements or understandings between Mr. Mahmarian and any other persons pursuant to which Mr. Mahmarian was appointed as a director and as a member of the audit committee.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

                  Not applicable.

         (b) Pro Forma Financial Information.

                  Not applicable.

         (c) Shell Company Transactions.

                  Not applicable.

         (d) Exhibits.

                  Number   Description
                  ------   -----------

                  10.1 Executive Employment Agreement dated February 24, 2006 by and between the Company and Carmine T. Oliva

                  10.2 Executive Employment Agreement dated February 24, 2006 by and between the Company and Randolph D. Foote

                  10.3 Executive Employment Agreement dated February 24, 2006 by and between the Company and Graham Jefferies

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 1, 2006              EMRISE CORPORATION


                                  By: /s/ RANDOLPH D. FOOTE
                                      ------------------------------------------
                                      Randolph D. Foote, Chief Financial Officer

                         EXHIBITS FILED WITH THIS REPORT

         Number   Description
         ------   -----------

         10.1 Executive Employment Agreement dated February 24, 2006 by and between the Company and Carmine T. Oliva

         10.2 Executive Employment Agreement dated February 24, 2006 by and between the Company and Randolph D. Foote

         10.3 Executive Employment Agreement dated February 24, 2006 by and between the Company and Graham Jefferies